SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                              [Amendment No. ____]

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|       Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|       Definitive Proxy Statement
|_|       Definitive Additional Materials
|_|       Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            AmeriVest Properties Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

             James F. Etter, President and Chief Executive Officer
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|       No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1.   Title of each class of securities to which transaction applies:
               Not applicable

          2.   Aggregate number of securities to which transaction applies:
               Not applicable

          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               Not applicable

          4.   Proposed maximum aggregate value of transaction:
               Not applicable

          5.   Total fee paid:
               Not applicable

|_|       Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1.   Amount Previously Paid: Not applicable
          2.   Form, Schedule or Registration Statement No.: Not applicable
          3.   Filing Party: Not applicable
          4.   Date Filed: Not applicable

                            AMERIVEST PROPERTIES INC.
                         7100 Grandview Avenue, Suite 1
                             Arvada, Colorado 80002
                                 (303) 421-1224

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             to be held May 21, 1998


     The Annual Meeting of the stockholders of AmeriVest Properties Inc. (the "Company") will be held on May 21, 1998 at 3:00 p.m. (local time) at Denver Marriott West, 1717 Denver West Boulevard, Golden, Colorado, for the following purposes:

     1.   To elect one Class 2 director of the Company's Board Of Directors;

     2. To consider and vote upon a proposal recommended by the Board Of Directors to approve the Company's 1998 Stock Option Plan;

     3. To ratify the selection of Wheeler Wasoff, P.C. to serve as the Company's independent certified accountants for the year ending December 31, 1998; and

     4. To transact any other business that properly may come before the meeting.

     Only the stockholders of record as shown on the transfer books of the Company at the close of business on March 31, 1998 are entitled to notice of, and to vote at, the Stockholder Meeting.

     All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person at the Stockholder Meeting, that the proxy be returned.

     ALL  STOCKHOLDERS   ARE  EXTENDED  A  CORDIAL   INVITATION  TO  ATTEND  THE
STOCKHOLDER MEETING.

                                          By the Board Of Directors



                                          JAMES F. ETTER
                                          President

Arvada, Colorado
April 13, 1998

                                 PROXY STATEMENT

                            AMERIVEST PROPERTIES INC.
                         7100 Grandview Avenue, Suite 1
                             Arvada, Colorado 80002
                                 (303) 421-1224

                         ANNUAL MEETING OF STOCKHOLDERS
                                   to be held
                                  May 21, 1998

     This Proxy Statement is provided in connection with the solicitation of proxies by the Board Of Directors of AmeriVest Properties Inc., a Delaware corporation (the "Company" or "AmeriVest"), to be voted at the Annual Meeting Of Stockholders of the Company to be held at 3:00 p.m. (local time) on May 21, 1998 at the Denver Marriott West, 1717 Denver West Boulevard, Golden, Colorado or at any adjournment or postponement of the meeting. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to stockholders of the Company on or about April 13, 1998.

     The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted for Charles R. Hoffman as the nominee for Cl ass 2 director, in favor of the adoption of the 1998 Stock Option Plan, and in favor of ratification of the selection of Wheeler Wasoff, P.C. as the Company's independent auditors, as described in this Proxy Statement.

     A stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

     The solicitation of proxies is to be made principally by mail; however, following the original solicitation, further solicitations may be made by telephone or oral communication with stockholders of the Company. Officers, directors and employees of the Company may solicit proxies, but without compensation for such solicitation other than their regular compensation as employees of the Company. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. The Company may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. All expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material will be paid by the Company. A majority of the issued and outstanding shares of the Company's common stock (the "Common Stock") entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders.

     Unless  the  context  indicates  otherwise,   the  term  the  "Company"  or
"AmeriVest" shall be used in the Proxy Statement to include AmeriVest Properties Inc. and all its subsidiaries that existed during the period of reference.

                              ELECTION OF DIRECTOR

     AmeriVest's Amended And Restated Certificate Of Incorporation provides that the Board Of Directors of the Company be divided into three classes, designated Class 1, Class 2 and Class 3. Directors from each class are elected once every three years for a three-year term. John Labate and James F. Etter serve as the Class 1 directors, Charles R. Hoffman serves as the Class 2 director, and Robert
J. McFann serves as the Class 3 director. The term of the current Class 2 director expires at the Annual Meeting. At the Annual Meeting, the stockholders will elect one Class 2 director to hold office until the annual meeting of stockholders to be held in the year 2001 and thereafter until his successor is elected and has qualified. The affirmative vote of a majority of the shares represented at the meeting is required to elect the director. Cumulative voting is not permitted in the election of directors. Consequently, each stockholder is entitled to one vote for each share of Common Stock held in the stockholder's name. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for Mr. Hoffman as nominee of the Board Of Directors for Class 2 director of AmeriVest. There is no nominating committee of the Board Of Directors.

     Mr. Hoffman has consented to be named herein and to serve on the Board if elected. It is not anticipated that Mr. Hoffman will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such oth er person as the Board Of Directors may recommend.

     AmeriVest completed a public offering of its common stock and redeemable common stock purchase warrants in November 1996. The underwriter of that public offering, I.A. Rabinowitz & Co., now known as I.A.R. Securities Corp. (the "Underwriter"), has the right until November 1999 to designat e one person to serve as a member of the Company's Board Of Directors pursuant to the Underwriting Agreement between the Underwriter and the Company. The
Underwriter's designee as director must be reasonably acceptable to AmeriVest. There is no restriction on whether the person designated is a director, officer, partner, employee, or affiliate of the Underwriter. As of the date of this Proxy Statement, the Underwriter has not indicated a designee for director and has not informed the Company of wheth er the Underwriter intends to designate a director.

     The following table sets forth, with respect to each director, the director's age, his positions and offices with AmeriVest, the expiration of his term as a director, and the year in which he first became a director of AmeriVest. Individual background information concerning each of the di rectors follows the table. For additional information concerning the directors, including stock ownership and compensation, see "EXECUTIVE COMPENSATION", "STOCK OWNERSHIP OF DIRECTORS AND PRINCIPAL STOCKHOLDERS", and "CERTAIN TRANSACTIONS WITH MANAGEMENT AND PRINCIPAL STOCKHOLDERS".


                                                                      Expiration Of Term As   Initial Date
Name                         Age     Position With The Company             Director           As Director
----------------------------------------------------------------------------------------------------------
James F. Etter               55      President; Chief Executive       2000 Annual Meeting        1995
                                     Officer; Chief Financial
                                     Officer; and Director

John Labate(1)(2)            49      Director                         2000 Annual Meeting        1995

Charles R. Hoffman(1)        61      Chairman Of The Board            1998 Annual Meeting        1994

Robert J. McFann(2)          81      Director; and Secretary          1999 Annual Meeting        1994

===========================================================================================================



                                      2

(1)  Member of the Audit Committee of the Board Of Directors.

(2)  Member of the Acquisition Committee of the Board Of Directors.

     James F. Etter has served as President of AmeriVest since May 1995, as a director since December 1995, as Chief Executive Officer since January 1997, and as Chief Financial Officer since July 1996. From 1994 until he joined the Company, Mr. Etter acted as a consultant with respect to acquisitions. Mr. Etter served as President and Chief Executive Officer of Recycling Management Company from 1990 until 1994. From 1988 until 1990, Mr. Etter acted as a real estate consultant for real estate development/resort projects in South Carolina. From 1985 until 1988, Mr. Etter served as Vice President, Chief Financial Officer for Wild Dunes Resort, and President of Wild Dunes Real Estate, Inc. Mr. Etter also assisted in establishing a chain of restaurants when he served as President and Chief Executive Officer of BEST Food Systems, Inc. He also served as Vice President of Finance for Braswell Shipyards, Inc., assisting with negotiations for a $28 million financing package with multiple lenders. In addition, Mr. Etter has been the chief financial officer of Sam Solomon & Company, a public company which subsequently was acquired by Service Merchandise & Company, and a principal at Arthur Young & Company, now known as Ernst & Young, an international accounting firm. Mr. Etter received his Masters of Business Administration and his Bachelors of Business Administration degrees from the University of Cincinnati.

     John A. Labate has served as a director of AmeriVest since May 1995. Mr. Labate has served as a member of each of the Audit Committee and of the Acquisition Committee of the Board Of Directors since July 1995. Mr. Labate has served as Vice President and Chief Financial Officer of GeoBiotics, Inc. since August 1997, a Denver based mining technology company. From 1992 to 1997, Mr. Labate served as the Chief Financial Officer, Secretary, and Treasurer of Crown Resources Corporation, a publicly traded, Denver, Colorado based international gold mining and exploration company. From 1987 through 1991, Mr. Labate served as Corporate Controller of Bond International Gold, Inc., a New York Stock Exchange listed international mining and processing company based in Denver, Colorado. Prior to 1987, Mr. Labate served as controller and manager of other mining companies and equipment manufacturing companies. Mr. Labate received his Bachelor of Science degree in accounting from San Diego State University.

     Charles R. Hoffman has served as a director of AmeriVest since August 1994 and as Chairman of the Board since May 1995. Mr. Hoffman has served as a member of the Audit Committee of the Board Of Directors since July 1995. In July 1994, Mr. Hoffman retired as President of Texaco Pipeline I nc. In that capacity he had executive responsibility for more than 1,200 employees and over 2,900 miles of pipeline. He also has experience in the crude oil terminal and transportation business with companies such as Getty Pipeline, Inc., Getty Trading And Transportation Company, and Skelly Pipe Line, Inc. He has served on the boards of directors of a number of pipeline systems and as president of two pipeline systems. Mr. Hoffman received his Bachelor of Science and Masters of Science/Civil Engineeri ng degrees from the Missouri School Of Mines And Metallurgy.

     Robert J. McFann has served as a director of AmeriVest since August 1994 and as Secretary since May 1995. Mr. McFann has served as a member of the Acquisition Committee of the Board Of Directors since July 1995. Mr. McFann has been retired since 1996. He previously was the principal own er and President of Hy Grade Meat Company, a private company which grew to a mid-sized hotel and restaurant supply house under his direction. Prior to this, he worked for Cudahy Meat Company in its sales department as well as other positions. He has served on the Board Of Directors of the Bank Of Aurora and for several years managed a diverse family owned investment portfolio of commercial real estate, family owned businesses and other investments.

Committees And Meetings.

     The Board Of Directors maintains an Audit Committee and an Acquisition Committee. The Audit Committee was formed to perform the following functions: recommend to the Board Of Directors the independent auditors to be employed; discuss the scope of the independent auditors' examination; review the financial statements and the independent auditors' report; solicit recommendations from the independent auditors regarding the internal controls and other matters; review all related party transactions for potential conflicts of interest; make recommendations to the Board Of Directors; and perform other related tasks as requested by the Board. During the year ended December 31, 1997, the Audit Committee, currently consisting of Messrs. Hoffman and Labate, met one time.

     The Acquisitions Committee was formed to perform the following functions: recommend to the Board Of Directors an acquisitions policy and strategy; review and update the acquisitions policy and strategy periodically; review proposed acquisitions and make recommendations to the Board concerning those acquisitions; review past acquisitions and make recommendations to the Board; and perform other related tasks as requested by the Board. During the year ended December 31, 1997, the Acquisitions Committee, currently consisting of Messrs. Labate and McFann, did not meet as its functions were conducted by the Board Of Directors meeting in full.

     The Board Of Directors met five times during 1997 and each director participated in all meetings of the Board Of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and report s of changes in ownership of common stock and other equity securities of the Company. The Company believes that during the year ended December 31, 1997, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of its directors and officers and the Company's review of the monthly statements of changes filed with the Company by its officers and directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Company's President. No other employee of the Company received total salary and bonus exceeding $100,000 during any of the last three fiscal years.


                                          Annual Compensation
                                          -------------------


                                                                            Long-Term
Name and                        Year                                        Compensation    Other Annual
Principal Position              Ended     Salary ($)(1)    Bonus ($)        Options         Compensation ($)
------------------              -----     -------------    ---------        -------         ----------------

James F. Etter, President        1997     $100,000         $ 15,000         20,000          $ 9,000 (2)
                                 1996     $ 90,000         $  5,000         10,000          $ 6,000 (3)
                                 1995     $ 42,000            -0-           20,000          $17,400 (4)


                                       4



(1)  The dollar value of base salary (cash and non-cash) received.

(2) Consists of $6,000 to reimburse for medical insurance coverage and $3,000 contribution to SIMPLE IRA Plan.

(3)  Reimbursement for medical insurance coverage.

(4) Consists of $15,000 to reimburse for moving expenses and $2,400 to reimburse for medical insurance coverage.

Option Grants Table
-------------------

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 1997 to the Company's President. See "-Employment Contracts And Termination Of Employment
And  Change-In-Control  Arrangements  - 1995 Stock  Option  Plan",  a nd -Option
Grants", below.

                    Option Grants For Fiscal Year Ended December 31, 1997
                    -----------------------------------------------------

                                              % of Total Options
                             Options          Granted to Employees     Exercise or Base      Expiration
Name                         Granted (#)      in Fiscal Year           Price ($/Share)       Date
----                         -----------      --------------           ---------------       ----

James F. Etter, President    20,000           100%                     $4.4375/Share         12/8/02


Aggregated Option Exercises And Fiscal Year-End Option Value Table
------------------------------------------------------------------

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended December 31, 1997 by the Company's
President, and the fiscal year-end value of unexercised options held by the President.

                                              Aggregated Option Exercises
                                        For Fiscal Year Ended December 31, 1997
                                               And Year-End Option Values

                                                                              Number of                 Value of
                                                                              Unexercised               Unexercised
                                                                              Options                   In-The-Money
                                                                              at Fiscal                 Options at Fiscal
                                                                              Year-End (#)(3)           Year-End ($)(4)
                                Shares
                                Acquired on         Value                     Exercisable/              Exercisable/
Name                            Exercise (#)(1)     Realized ($)(2)           Unexercisable             Unexercisable
----                            ---------------     ---------------           -------------             -------------

James F. Etter, President       -0-                 -0-                       21,000/29,000             Not applicable (5)


----------

(1) The number of shares received upon exercise of options during the fiscal year ended December 31, 1997.

(2)  With respect to options  exercised  during the Company's  fiscal year ended
     December 31, 1997, the dollar value of the difference between the option price and the market value of the option shares purchased on the date of the exercise of the options.

(3)  The total  number of  unexercised  options  held as of  December  31,  1997 separated  between  those options that were  exercisable  and those options that were not exercisable.



                                       5

(4) For all unexercised options held as of December 31, 1997, the aggregate dollar value of the excess is the market value of the stock underlying those options over the exercise price of those unexercised options. For purposes of this table, the market value used for the Common Stock is its closing sales price on December 31, 1997 of $4.4375 per share as reported on the Nasdaq SmallCap Stock Market.

(5) The option exercise prices of $5.00 and $4.4375 per share are equal to or greater than the closing sales price of $4.4375 for the Common Stock on December 31, 1997 as reported on the Nasdaq SmallCap Stock Market. The unexercised options therefore were not "in-the-money" and did not have a ny value on December 31, 1997.

Employment  Contracts  And  Termination  Of  Employment  And   Change-In-Control
Arrangements
--------------------------------------------------------------------------------

     Employment Agreement With James F. Etter. The Company entered into an Employment Agreement with James F. Etter effective as of January 1, 1996, which was amended effective as of January 1, 1997. Pursuant to the Employment Agreement, Mr. Etter will serve as the President and Chief Executi ve Officer of the Company and will devote substantially all his business time to the Company. For the 1997 fiscal year, the Employment Agreement provided for the payment of salary at the rate of $8,333 per month and a bonus to be determined by the Board Of Directors at year end. The Agreement also provides that the Company will reimburse Mr. Etter for up to $6,000 annually for medical/insurance expenses paid by Mr. Etter.

     Pursuant to the amendment to the Employment Agreement effective as of January 1, 1998, Mr. Etter's salary was increased to $9,583 per month and the Company agreed to consider paying Mr. Etter a bonus at the end of each year of the Employment Agreement, which bonus will be at the discretion of the Board and will be based on criteria determined by the Board. At the time of amending the Employment Agreement, the Board also granted to Mr. Etter options to purchase 20,000 shares of Common Stock. See below, "--Option Grants".

     If the Company is acquired by another company, and if the acquiring company does not offer Mr. Etter a position in the Denver area at a salary level equal to or greater than his then current salary, then all unexercised stock options held by Mr. Etter would immediately become exercisable, and the Company would pay Mr. Etter a bonus equal to one year's salary.

     As the Company's operations are instituted, it is anticipated that additional personnel and outside consultants may be hired.

     1995 Stock Option Plan. Pursuant to the Company's 1995 Stock Option Plan (the "1995 Plan"), the Company may grant options to purchase an aggregate of 130,000 shares of the Company's Common Stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 1995 Plan may be incentive options qualifying for beneficial tax treatment for the recipient or they may be non-qualified options. With respect to options granted to persons other than directors of the Company who are not also employees of the Company, the 1995 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1995 Plan. Directors of the Company who are not also employees of the Company ("Outside Directors") automatically receive options to purchase 12,000 shares pursuant to the 1995 Plan at the time of their election as an Outside Director. These options held by Outside Directors are not exercisable at the time of grant, but options to purchase 4,000 shares become exercisable for each Outside Director on December 30 of each of the first three years immediately following the date of grant of the options to that Outside Director. The exercise price for options granted to Outside Directors is equal to the last sale price for the Company's Common Stock on the Nasdaq SmallCap Market on December 30 following the date of the grant. The last sale price at December 30, 1997 was $4.4375 per share, and all options granted to Outside Directors expire five years from the date of grant. On the date that all of an Outside Director's options have become exercisable, options to purchase an additional 12,000 shares, which are not exercisable at the time of grant, shall be granted to that Outside Director. In May 1995, the Outside Directors were granted an aggregate of 48,000 options with an exercise price of $5.00 per share pursuant to the 1995 Plan, 12,000 of which subsequently expired without being exercised. In December 1997, the Outside Directors were granted an aggregate of 36,000 options with an exercise price of $4.4375 per share pursuant to the 1995 Plan.

     Compensation Of Outside Directors. Outside Directors are paid $250 per month plus $300 for each meeting of the Board Of Directors that they attend. Directors also will be reimbursed for expenses incurred in attending meetings and for other expenses incurred on behalf of the Company. In addition, each director who is not an employee automatically receives options to purchase shares of Common Stock pursuant to the 1995 Plan. See above, "-1995 Stock Option Plan".

     Option Grants. In addition to the automatic grants of options to Outside Directors described above under "-1995 Stock Option Plan", stock options have been granted pursuant to the Company's 1995 Plan on three occasions. In May 1995, the Company granted to Mr. Etter options to acquire up to 20,000 shares of the Company's Common Stock at an exercise price of $5 per share. 4,000 of these options became exercisable on each of December 30, 1995, 1996 and 1997, an additional 4,000 of these options will become exercisable on each of December 30, 1998 and 1999, and all of these options expire on May 20, 2000. On December 9, 1996, the Company granted to Mr. Etter options to purchase up to an additional 10,000 shares of Common Stock at an exercise price of $5 per share. On that date, the last sales price for the Company's Common Stock on the Nasdaq SmallCap Stock Market was $4.50. 2,000 of these options became exercisable on each of December 30, 1996 and 1997, an additional 2,000 of these options will become exercisable on each of December 30, 1998, 1999 and 2000, and all of these options expire on December 9, 2001. On December 8, 1997, the Company granted to Mr. Etter options to purchase up to an additional 20,000 shares of Common Stock at an exercise price equal to the last sales price for the Company's Common Stock on the Nasdaq SmallCap Stock Market on December 30, 1997, which was $4.4375 per share. 5,000 of these options became exercisable on December 30, 1997, an additional 5,000 of options will become exercisable on each of December 30, 1998, 1999 and 2000, and all of these options expire on December 8, 2002.

             STOCK OWNERSHIP OF DIRECTORS AND PRINCIPAL STOCKHOLDERS

     The following table summarizes certain information as of March 10, 1998 with respect to the beneficial ownership of the Company's common stock (i) by the Company's directors, (ii) by stockholders known by the Company to own 5% or more of the Company's common stock, and (iii) by all officers and directors as a group.

                                                As Of March 10, 1997
                                    --------------------------------------------

Name And Address Of                                          Percentage Of Class
Beneficial Owner                    Number Of Shares         Beneficially Owned
----------------                    ----------------         ------------------


Charles R. Hoffman                      67,500(1)                     4.7%
208 Somerset
Bentonville, Arizona 72712


John A. Labate                          12,000(1)                      *
5260 South Beeler Court
Englewood, Colorado  80111


Robert J. McFann                        64,800(1)                     4.5%
3260 Zephyr Court
Wheat Ridge, Colorado 80033




James F. Etter                          43,600(2)                     3.0%
7100 Grandview Avenue
Suite 1
Arvada, Colorado 80002


All Officers And Directors
As A Group (Four Persons)           187,900(1)(2)                    12.5%

S. Kris Bandal                          98,000(3)                      6.9%
6043 Hudson Road, #140
Woodbury, Minnesota 55126

Rimrock Partners LLC                  122,256 (4)                      8.6%
1136 East Stuart, Suite 4203
Fort Collins, Colorado 80525-1193

---------------

*Less than one percent

(1) Includes or consists of options to purchase 12,000 shares of Common Stock that currently are exercisable that were granted to each Outside Director pursuant to the 1995 Plan. See "EXECUTIVE COMPENSATION--Employment Contracts And Termination Of Employment And Change-In-Control Arrangements--19 95 Stock Option Plan." The number of shares indicated also includes the following number of shares underlying common stock purchase warrants ("Warrants") that currently are exercisable that are held by each of the following persons: Charles Hoffman, 8,000; and Robert J. McFann, 4,000.

(2) Consists of an aggregate of 17,100 shares of Common Stock owned by Mr. Etter, his wife, and minor daughter, 21,000 shares of Common Stock issuable upon one exercise of currently exercisable options, and an aggregate of 5,500 shares of Common Stock issuable upon the exercise of Warrants owned by Mr. Etter and his wife. See "EXECUTIVE COMPENSATION--Employment Contracts And Termination Of Employment And Change-In-Control Arrangements--Option Grants".

(3) Consists of 98,000 shares over which Mr. Bandal has sole voting power as disclosed in a Schedule 13D dated March 5, 1997 provided to the Company by Mr. Bandal.

(4) Consists of 122,256 shares over which Rimrock Partners LLC ("Rimrock") has sole voting power as disclosed in a Schedule 13D dated March 17, 1998 provided to the Company by Rimrock Partners LLC.

         CERTAIN TRANSACTIONS WITH MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The Company has been involved, or proposes to be involved, in the following transactions with its current and past directors and officers and by persons known by the Company to be the beneficial owners of 5% or more of the Company's Common Stock.

     Transactions With Founder. C. J. Hedlund was a founder, former President and a former director of the Company. Mr. Hedlund has interests in certain of the transactions with the Company that are described below.

     Stock Transactions With Promoters, Initial Officers, Directors And Affiliates. In August 1993, the Company issued an aggregate of 100,000 shares of Common Stock at a purchase price of $.005 per share in connection with the formation of the Company. 62,000 of these shares were issued to C . J. Hedlund and certain persons with whom he is affiliated, and 4,000 of these shares were issued to each of Mr. Hedlund's two adult sons. Subsequently, Mr. Hedlund returned 32,000 shares to the Company, Mr. Hedlund's wife returned 6,000 shares to the Company, and an unrelated party returned an additional 12,000 shares to the Company. The shares were returned to the Company in order to make the Company's capital structure more desirable for a public offering, and the Company did not compensate the tra nsferors. In December 1995, the Maxine G. Hedlund Trust, a living trust which Maxine Hedlund, the wife of C. J. Hedlund, is the beneficiary, sold 33,000 shares of the Company's Common Stock to Robert
J. McFann and Wandeline McFann for $4.50 per share. Mr. McFann is a director and the Secretary of the Company.

     Ownership Of Consolidated Broadway Properties, Ltd. In August 1995, pursuant to a Purchase And Sale Agreement (the "Broadway Agreement") with Consolidated Broadway Properties, Ltd. ("CBP"), the Company acquired the industrial office/showroom building located at 5961 Broadway, Adams County, Colorado (the "Broadway Property"). As consideration for the Broadway Property, the Company issued 84,000 shares of its Common Stock to CBP and assumed a mortgage in the original face amount of $1,232,000, which had an outstanding principal balance of $1,205,000 at July 1, 1995. CBP previously had purchased the Broadway Property on October 1, 1993 for aggregate consideration of $1,332,000, consisting of a cash payment of $83,418 and the assumption of

$1,232,000 in debt. The price paid by CBP in 1993 was determined through negotiations between CBP and the prior owner. Mr. Hedlund is the general partner of CBP. Continental Western Services, Inc., an entity of which Mr. Hedlund's wife is the President, a director and a 34 percent shareholder, owned 56.8% of CBP at the time of the Company's acquisition of the Broadway Property. Also at that time, Charles Hoffman and Robert McFann, who are directors of the Company, owned approximately 2.2% and 2.5%, respectively, of CBP. In December 1995, the 84,000 shares of the Company's Common Stock received by CBP in exchange for the Broadway Property were transferred pro rata to the partners of CBP. Mr. Hoffman, together with his wife received 6,300 shares of the Company's Common Stock, and Mr. McFann received 7,000 shares, from the pro rata transfer made by CBP in December 1995. In December 1995, Continental Western Services, Inc., which received 55,160 shares of the Company's Common Stock from the CBP pro rata assignment, sold 53,620 of those shares for $4.50 per share to three purchasers, one of whom was a former director of the Company and one of whom already was a stockholder of the Company at that time.

     Property Management; Administrative Services. The Company has entered into property management contracts pursuant to which AmeriCo manages the following properties owned by the Company: four private self storage facilities located in Colorado (the "Self-Storage Facilities"), an office building in Appleton, Wisconsin (the "Giltedge Office Building") and the Broadway Property. These agreements are effective as of the date on which the Company acquired the respective property. Although the property management contracts do not provide for changes to their terms, the Company can terminate any of them after one year from their respective effective dates. AmeriCo will receive 5% of the gross rental income, reimbursement of the cost of any on-site personnel, and an amount equal to 5% of the total costs related to on-site personnel. In addition, the Company has entered into an agreement with AmeriCo pursuant to which AmeriCo provides the Company with accounting and clerical services as well as general office support, including telephone, fax, and other services, for an aggregate cost of $1,250 per month. C.J. Hedlund beneficially owns 51% of the outstanding common stock of AmeriCo.

     Property Acquisition; Brokerage Services. C.J. Hedlund, the Company, and Colorado Bighorn entered into an agreement effective as of October 30, 1996 pursuant to which Mr. Hedlund and Colorado Bighorn have granted to the Company the right of first refusal to participate in any real estate transaction in which Mr. Hedlund, Colorado Bighorn, or any of their affiliated entities is involved or for which Mr. Hedlund, Colorado Bighorn, or any of their affiliated entities otherwise receives compensation, except that the right of first refusal will not apply to any proposed transaction that relates solely to their serving in a brokerage function, such as a listing or selling broker. Also as part of this transaction, the Company entered into broker listing agreements with Colorado Bighorn pursuant to which Colorado Bighorn will serve as the Company's broker for all purchase and sale transactions during the period of the agreement. Pursuant to these listing agreements, the Company will pay Colorado Bighorn a standard real estate commission for each purchase or sale transaction entered into by the Company, including those pursuant to the right of first refusal granted to the Company by Mr. Hedlund and Colorado Bighorn. This agreement and the listing agreements are for one year terms beginning on October 30, 1996 and have been renewed for successive one year terms pursuant to the provisions described below. The agreement may be terminated by the Company earlier than the end of the one year period in the event that either Mr. Hedlund or Colorado Bighorn does not perform its duties satisfactorily, as determined by the Board Of Directors of the Company in its sole discretion. In addition, this agreement and the listing agreements may be renewed by the Company, at its election, for five additional one year terms. Mr. Hedlund is the beneficial owner of Colorado Bighorn.

     Purchase Of The Stock Of CSP And GBI. In October 1996, the Company purchased the stock of Consolidated Storage Properties, Inc. ("CSP"), which owned the Self-Storage Facilities, and the stock of Giltedge Office Building, Inc. ("GBI"), which owned the Giltedge Office Building. The respect ive purchase prices were $2,604,000 for the stock of CSP and $721,000 for the stock of GBI.
C. J. Hedlund is the former general partner, the current representative, and a 0.83% beneficial owner of the entity that was the seller of the stock of CSP and GBI, and two directors of the Company, Messrs. Hoffman and McFann, beneficially owned 2.4% and 1.0%, respectively, of the seller of the stock of CSP and GBI at the time of the transaction.

     Loans To The Company. During 1993 and 1994, Electro-Media of Colorado, Inc. ("Electro-Media") advanced the Company a total of $219,290 for organizational, operational, and other expenses. This amount was repaid, with interest of $10,157, in July 1994. During 1995, Electro-Media loaned t he Company $125,000 for the Company's operating expenses prior to completion of the Company's initial public offering. The loan accrued interest at 11% per annum. An additional $75,000 was loaned to the Company in 1996 at the same interest rate of 11% per annum. These two loans from Electro-Media totaling $200,000 were repaid, with interest of $16,125, as of October 30, 1996. At the time of these transactions, C.J. Hedlund was the Chairman of the Board of Directors of Electro-Media, and his wife was Electro-Media's majority shareholder.

     Purchase Of Three Properties In Texas. In August and September 1997, the Company acquired three office buildings located in Texas that are leased to various Texas government agencies. The aggregate purchase price for these buildings was $1,149,700 and 46,200 shares of the Company's Commo n Stock. As part of those acquisitions, Colorado Bighorn received from the sellers of those properties aggregate commissions of $13,700 and 1,000 shares of the Company's Common Stock.

     Proposed Purchase Of Eleven Office Buildings. The Company has executed eleven contracts to purchase eleven small office buildings located in Texas that are leased to various Texas government agencies. The acquisition of these properties is expected to be completed on or before July 1, 19 98. The aggregate purchase price for these buildings includes approximately $6,300,000 and up to 204,300 shares of the Company's Common Stock at the rate of $5.00 per share. As part of those transactions, the seller of the properties will be obligated to pay Colorado Bighorn aggregate commissions of $75,830 and 4,390 shares of the Company's Common Stock.

     Conflicts Of Interest Policies. The Company's Board Of Directors and its officers are subject to certain provisions of Delaware law which are designed to eliminate or minimize the effects of certain potential conflicts of interest. In addition, the Bylaws provide that any transaction bet ween the Company and an interested party must be fully disclosed to the Board Of Directors, and that a majority of the directors not otherwise interested in the transaction (including a majority of independent directors) must make a determination that such transaction is fair, competitive and commercially reasonable and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

     All future transactions between the Company and the Company's officers, directors and 5% stockholders will be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of the independent, disinterested directors of the Company. The Company believes that by following these procedures it will be able to mitigate the possible effects of these conflicts of interest.

                    PROPOSAL TO ADOPT 1998 STOCK OPTION PLAN

     The Board Of Directors has adopted, subject to stockholder approval, the Company's 1998 Stock Option Plan (the "1998 Plan"). The 1998 Plan will terminate, and all options granted under the 1998 Plan will be void, if the 1998 Plan is not approved by the Company's stockholders on or before March 8, 1999.

     Options (the "Options") to purchase 200,000 shares of Common Stock may be granted pursuant to the 1998 Plan. The Options granted pursuant to the 1998 Plan may be either Incentive Options, Non-Qualified Options or Non-Qualified Non-Discretionary Options. The 1998 Plan is intended to provide incentives to key employees, directors and other persons who have or are contributing to the success of the Company by offering them Options to purchase shares of the Company's Common Stock. The effect of the adoption of the 1998 Plan will be to increase the number of shares issuable upon the exercise of options that may be granted under all the Company's stock option plans, which will allow the Company to grant more options from time to time and thereby augment its program of providing incentives to employees and other persons. The terms of the 1998 Plan concerning Incentive Options and Non-Qualified Options are substantially the same except that only employees of the Company or its subsidiaries are eligible for Incentive Options and employees and other persons who have contributed or are contributing to the success of the Company are eligible for Non-Qualified Options. Non-Qualified Non-Discretionary Options may only be granted to Outside Directors who are contributing to the success of the Company. The number of Options authorized is a maximum aggregate so that the number of Incentive Options granted reduces the remaining number of Options that can be granted as Non-Qualified Options, NonQualified Non-Discretionary Options or Incentive
Options; and similarly for grants of Non-Qualified Options and Non-Qualified Non-Discretionary Options. There currently is one employee eligible to receive Incentive Options, three Outside Directors eligible to receive Non-Qualified Non-Discretionary Options and an unspecified number of persons eligible to receive Non-Qualified Options.

     The portion of the 1998 Plan concerning Incentive Options and Non-Qualified will be administered by the Option Committee, which may consist of either (i) the Company's Board Of Directors, or (ii) a committee, appointed by the Board Of Directors, of two or more non-employee directors. A non-employee director is a director who (i) is not currently an officer or employee of the Company or any of its subsidiaries; (ii) does not receive compensation from the Company in excess of $60,000 for services rendered other than as a director; and (iii) is not involved in any transaction that is required to be disclosed in the Company's Form 10-KSB and proxy reports as a related party transaction. The Option Committee has discretion to select the persons to whom Incentive Options and Non-Qualified Options will be granted ("Optionees"), the number of shares to be granted, the term of these Options and the exercise price of these Options. However, no Option may be exercisable more than 10 years after the granting of the Option, and no Option may be granted under the 1998 Plan after March 9, 2008.

     The 1998 Plan provides that the exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Incentive Options are granted. No Incentive Option may be granted to an employee who, at the time the Incentive Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Incentive Option granted to the employee is at least 110 percent of the fair market value of the stock subject to the Incentive Option, and the Incentive Option is not exercisable more than five years from the date of grant. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying Incentive Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code of 1986, as amended (the "Code"), for incentive stock options. This amount currently is $100,000.

     The portion of the 1998 Plan concerning Non-Qualified Non-Discretionary Option provides that Outside Directors automatically receive options to purchase 12,000 shares pursuant to the 1998 Plan at the time of their initial election as an Outside Director. The Options held by Outside Directors are not exercisable at the time of grant, but Options to purchase 4,000 shares become exercisable for each Outside Director on December 30 of each of the first three years immediately following the date of grant of these Options to the Outside Director. The exercise price for the Non-Qualified Non-Discretionary Options shall be the fair market value of the Company's Common Stock on the date these Options are granted. Shares acquired upon exercise of these Options cannot be sold for six months following the date of grant. If not previously exercised, Non-Qualified Non-Discretionary Options that have been granted expire upon the later to occur of five years after the date of grant and two years after the date these Options first became exercisable. The Non-Qualified Non-Discretionary Options also expire 90 days after the optionholder ceases to be a director of the Company. At any time all of an Outside Director's Options have become exercisable, Non-Qualified Non-Discretionary Options to purchase an additional 12,000 shares, which are not exercisable at the time of grant, shall be granted to that Outside Director.

     All options granted under the 1998 Plan will become fully exercisable upon the occurrence of a change in control of the Company or certain mergers or other reorganizations or asset sales described in the 1998 Plan.

     Options granted pursuant to the 1998 Plan will not be transferable during the Optionee's lifetime. Subject to the other terms of the 1998 Plan, the Option Committee has discretion to provide vesting requirements and specific expiration provisions with respect to the Incentive Options and Non-Qualified Options granted.

     Although the Company may in the future register with a registration statement the issuance of the options and underlying shares of Common Stock issuable pursuant to the 1998 Plan, the Company currently plans to use the exemption from registration set forth in Section 4(2) of the Securities Act Of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder due to the limited number, and of the relationship to the Company, of the persons currently anticipated to participate in the 1998 Plan. The Common Stock acquired through the exercise of the Options may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

     In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each outstanding Option. In the event of a stock dividend, each Optionee shall be entitled to receive, upon exercise of the Option, the equivalent of any stock dividend that the Optionee would have received had he or she been the holder of record of the shares purchased upon exercise. The Option Committee also may make provisions for adjusting the number of shares subject to outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock.

     The Board Of Directors may at any time terminate the 1998 Plan or make such amendments or modifications to the 1998 Plan that the Board Of Directors deems advisable, except that no amendments may impair previously outstanding Options and amendments that materially modify eligibility requirements for receiving Options, that materially increase the benefits accruing to persons eligible to receive Options, or that materially increase the number of shares under the 1998 Plan must be approved by the Company's stockholders.

     The Incentive Options issuable under the 1998 Plan are structured to qualify for favorable tax treatment provided for "incentive stock options" by
Section 422 of the Code. All references to the tax treatment of the Incentive Options are under the Code as currently in effect. Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Incentive Option is not sold less than two years after the grant of the Incentive Option and is not sold less than one year after the exercise of the Incentive Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Incentive Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Incentive Options.

     Non-Qualified and Non-Qualified Non-Discretionary Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time the Optionee is granted a Non-Qualified Option or Non-Qualified Non-Discretionary Option. However, upon exercise of these Options, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Qualified Option and Non-Qualified Non-Discretionary Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Qualified Option or Non-Qualified Non-Discretionary Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the compensation amount is reasonable and the Company satisfies the applicable reporting requirements required under U.S. Treasury regulations.

     No options are outstanding under the 1998 Plan. There currently are options to purchase 122,000 shares of Common Stock outstanding under the 1995 Plan. The Option Committee may grant additional options to purchase 8,000 shares pursuant to that plan.

     The approval of holders of shares representing a majority of the votes represented at the Annual Meeting will be necessary to adopt the 1998 Plan.

     The Board Of Directors recommends a vote "FOR" the proposal to adopt the 1998 Plan.

      PROPOSAL TO RATIFY THE SELECTION OF WHEELER WASOFF, P.C. AS AUDITORS

     The Board Of Directors recommends that the stockholders of the Company vote in favor of ratifying the selection of the certified public accounting firm of Wheeler Wasoff, P.C. of Denver, Colorado as the auditors who will continue to audit financial statements, review tax returns, and perform other accounting and consulting services for the Company for the fiscal year ending December 31, 1998 or until the Board Of Directors, in its discretion, replaces them. Wheeler Wasoff, P.C. has audited the Company's financial statements since the fiscal year ended December 31, 1995.

     An affirmative vote of the majority of shares represented at the meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the stockholders; however, the Board Of Directors believes that it is of sufficient importance to seek r atification. Whether the proposal is approved or defeated, the Board may reconsider its selection of Wheeler Wasoff, P.C. It is expected that one or more representatives of Wheeler Wasoff, P.C. will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

                                 OTHER BUSINESS

     The Board Of Directors of the Company is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the stockholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

                                VOTING PROCEDURES

     Votes at the Annual Meeting Of Stockholders are counted by Inspectors Of Election appointed by the Chairman of the meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration, including the election of directors and the ratification of the selection of the independent auditors, unless a different number of votes is required by statute or the Company's Certificate Of Incorporation. Abstentions by those present at the meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the name of brokers that are not voted are treated as not present.

                 RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS

     In order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's next Annual Meeting Of Stockholders following the end of the Company's 1998 fiscal year, proposals by individual stockholders must be received by the Company no later than December 15, 1998.

                     AVAILABILITY OF REPORTS ON FORM 10-KSB

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 TO ANY OF THE COMPANY'S STOCKHOLDERS OF RECORD, OR TO ANY STOCKHOLDER WHO OWNS THE COMPANY'S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE, AT THE CLOSE OF BUSINESS ON MARCH 31, 1998. ANY REQUEST FOR A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE MAILED TO THE SECRETARY, AMERIVEST PROPERTIES INC., 7100 GRANDVIEW AVENUE, SUITE 1, ARVADA, COLORADO 80002, (303) 421-1224.

     This  Notice  and  Proxy  Statement  are  sent by  order  of the  Board  Of
Directors.




Dated:  April 13, 1998                       James F. Etter
                                             President




                                    * * * * *

PROXY                                                                      PROXY
                    For the Annual Meeting Of Stockholders of
                           AMERIVEST PROPERTIES INC.
               Proxy Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints James F. Etter and Robert J. McFann, or either of them, as proxies or __________________ (stockholders may strike the person(s) designated by Management and insert the name and address of the person(s) to vote the proxy and mail the proxy to the named proxy holder(s)) with power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting Of Stockholders of AmeriVest Properties Inc. (the "Corporation"), to be held at 3:00 P.M. on May 21, 1998, at Denver Marriott West, 1717 Denver West Boulevard, Golden, Colorado, or any adjournments thereof, on the following matters:

1.   Election of Class 2 director.

     FOR                    |_|        WITHHOLD AUTHORITY            |_|
     Charles R. Hoffman                to vote for Charles R. Hoffman


2.   Proposal to adopt the Corporation's 1998 Stock Option Plan.

                 ___ For         ___ Against        ___ Abstain

3. Proposal to ratify the selection by the Board of Directors of Wheeler Wasoff, P.C. as the independent certified accountants for the Corporation for the year ending December 31, 1998.

                 ___ For          ___ Against       ___ Abstain

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


     Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2 and 3. This proxy is solicited on behalf of the Board of Directors of AmeriVest Properties Inc.


     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                                      Date:
                                           -------------------------------------

                                      Signature:
                                                --------------------------------

                                      Signature:
                                                --------------------------------

                                      (Please  sign  exactly  as  shown  on your
                                      stock  certificate  and on the envelope in
                                      which this proxy was mailed.  When signing
                                      as partner,  corporate officer,  attorney,
                                      executor,     administrator,      trustee,
                                      guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

                            AMERIVEST PROPERTIES INC.
                             1998 STOCK OPTION PLAN

                         As Adopted As Of March 9, 1998


     This 1998 Stock Option (the "Plan") is adopted by AmeriVest Properties Inc. (the "Company") effective as of March 9, 1998.

     1.   Definitions.
          ------------

          Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

          Board: The Board Of Directors of the Company.

          Code: The Internal Revenue Code of 1986, as amended.

          Common Stock: The $.001 par value common stock of the Company.

          Company: AmeriVest Properties Inc., a corporation incorporated under the laws of Delaware, any current or future wholly owned subsidiaries of the Company, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the propert y, assets or business of the Company.

          Date Of Grant: The date on which an Option, as defined below, is granted under the Plan.

          Fair Market Value: The Fair Market Value of the Option Shares (defined below). The Fair Market Value as of any date shall be as reasonably determined by the Option Committee (defined below); provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the last reported sale price for the Common Stock on that date (or on the preceding stock market business day if such date is a Saturday, Sunday, or a holiday), on the New York Stock Exchange ("NYSE"), as reported in The Wall Street Journal, or if not reported in The Wall Street Journal, as reported in The Denver Post, Denver, Colorado or, if no last sale price for the NYSE is available, then the last reported sale price on either another stock exchange or on a national or local over-the-counter market, as reported by The Wall Street Journal, or if not available there, in The Denver Post; provided further, that if no such published last sale price is available and a published bid price is available from one of those sources, then the Fair Market Value of the shares shall not be less than such last reported bid price for the Common Stock, and if no such published bid price is available, the Fair Market Value of such shares shall not be less than the average of the bid prices quoted as of the close of business on that date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Option Committee.

          Incentive Options: "Incentive stock options" as that term is defined in Code Section 422 or the successor to that Section.

          Key Employee: A person designated by the Option Committee who is employed by the Company and whose continued employment is considered to be in the best interests of the Company; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company.

          Key Individual: A person, other than an employee of the Company, who is committed to the interests of the Company; provided, however, that Key Individuals shall not include those members of the Board who are not employees of the Company.

          Non-Discretionary Options: Options granted to Non-Employee Directors according to the formula set forth in Section 8 of this Plan.

          Non-Employee Director: A director of the Company who (a) is not currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company, (b) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Regulation S-K, Item 404(a), under the Securities Act of 1933, as amended, (c) does not possess an interest in any other transaction for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a), and (d) is not engaged in a business relationship for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a).

          Non-Qualified Options: Options that are not intended to qualify, or otherwise do not qualify, as "incentive stock options" under Code Section 422 or the successor to that Section. To the extent that Options that are designated by the Option Committee as Incentive Options do not qualify as "incentive stock options" under Code Section 422 or the successor to that Section, those Options shall be treated as Non-Qualified Options.

          Option: The rights to purchase Common Stock granted pursuant to the terms and conditions of an Option Agreement (defined below).

          Option Agreement: The written agreement (including any amendments or supplements thereto) between the Company and either a Key Employee or a Key Individual or a Non-Employee Director designating the terms and conditions of an Option.

          Option Committee: The Plan shall be administered by an Option Committee ("Option Committee") composed of the Board or by a committee, selected by the Board, consisting of two or more Directors, each of whom is a Non-Employee Director.

          Option Shares: The shares of Common Stock underlying an Option granted pursuant to this Plan.

          Optionee: A Key Employee, Key Individual or Non-Employee Director who has been granted an Option.

     2.   Purpose And Scope.
          ------------------

               (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Employees, Key Individuals, and Non-Employee Directors upon whose initiative and efforts, in the aggregate, the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

               (b) This Plan authorizes the Option Committee to grant Incentive Options to Key Employees and to grant Non-Qualified Options to Key Employees and Key Individuals, selected by the Option Committee while considering criteria such as employment position or other relationship wit h the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, the interests of the Company, and other matters. This Plan also provides that Non-Discretionary Options shall be granted to Non-Employee Directors pursuant to the formula set forth in Section 8 of this Plan.

     3.   Administration Of The Plan.
          ---------------------------

               (a) Except with respect to the grant of Non-Discretionary Options, which shall be granted in the manner set forth in Section 8 of this Plan, the Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this Section and under each other section of the Plan.

               (b) In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and shall determine (i) the number of shares of Common Stock to be subject to each Incentive Option and Non-Qualified Option, (ii) the time at which each Incentive Option and Non-Qualified Option is to be granted, (iii) whether an Incentive Option and Non-Qualified Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Incentive Option and Non-Qualified Option Shares, provided that the purchase price shall be a fixed, and cannot be a fluctuating, price, (v) the option period, including provisions for the termination of the Option prior to the expiration of the exercise period upon the occurrence of certain events, (vi) the manner in which an Incentive Option and Non-Qualified Option becomes exercisable, including whether portions of the Incentive Option and Non-Qualified Option become exercisable at different times, and (vii) such other terms and conditions as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option.

               (c) The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distri buted to every member of the Board.

               (d) The Board from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Company provided, however, that no such change or addition shall impair any Option previously granted under the Plan, and that the approval by written consent of a majority of the holders of the Company's securities entitled to vote, or by the affirmative votes of the holders of a majority of the Company's securities entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware, shall be required for any amendment which would do any of the following:

                    (i) materially modify the eligibility requirements for receiving Options under the Plan;

                    (ii) materially   increase  the  benefits  accruing  to  Key
                         Employees, Key Individuals, or Non-Employee Directors under the Plan; or

                    (iii)materially  increase  the  number  of  shares of Common
                         Stock that may be issued under the Plan.

               (e) Each determination, interpretation or other action made or taken by the Option Committee, unless otherwise determined by the Board, shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company, and the Optionees and their respective successors in interest. No member of the Option Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall be, in addition to rights they may have as directors of the Company, fully protected by the Company with respect to any such action, determination or interpretation. If the Board makes a determination contrary to the Option Committee's determination, interpretation or other action, then the Board's determination shall be final and conclusive in the same manner.

     4.   The Common Stock.
          -----------------

          The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options with respect to, a total number not in excess of 200,000 shares of Common Stock, either treasury or authorized and unissued, or the number and kind of shares of stock or other securities which in accordance with Section 10 shall be substituted for the 200,000 shares or into which such 200,000 shares shall be adjusted. All or any unsold shares subject to an Option that for any reason expires or otherwise terminates before it has been exercised, again may be made subject to Options under the Plan.

     5.   Eligibility.
          ------------

          Incentive Options may be granted only to Key Employees. Non-Qualified Options may be granted both to Key Employees and to Key Individuals. Key Employees and Key Individuals may hold more than one Option under the Plan and may hold Options under the Plan as well as options grante d pursuant to other plans or otherwise. Non-Discretionary Options may be granted only to Non-Employee Directors.

     6.   Option Price.
          -------------

          The Option Committee shall determine the purchase price for the Option Shares; provided, however, that with respect to Option Shares underlying Incentive Options (a) the purchase price shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date Of Grant and (b) the purchase price shall be a fixed, and cannot be a fluctuating, price. The Option Price for Option Shares underlying Non-Discretionary Options shall be the Fair Market Value of the Common Stock on the Date Of Grant.

     7.   Duration And Exercise Of Options.
          ---------------------------------

               (a) Except as provided in Section 8 with respect to Non-Discretionary Options and except as provided in Section 18, the option period shall commence on the Date Of Grant and shall continue for the period designated by the Option Committee up to a maximum of ten years from the Date Of Grant.

               (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided that, subject to the following sentence and paragraph (d) of this Section 7, in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. If the Option is an Incentive Option it may be exercised by the guardian or personal representative of the Optionee only if the guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Code Section 422(b)(5) or the successor to that provision. Any opinion of counsel must be both from counsel acceptable to the Option Committee and in a form acceptable to the Option Committee.

               (c) If the Optionee's employment or affiliation with the Company is terminated for any reason including the Optionee's death, any Option then held, to the extent that the Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee at the time of grant of the Option, but in no case more than three months after termination. Any options remaining unexercised shall expire at the later of termination or the end of the extended exercise period, if any.

               (d) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchas ed as set forth in Section 9 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000.

               (e) No Option Shares may be sold, transferred or otherwise disposed of within six months of the Date Of Grant by any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act on the Date Of Grant.

     8.   Non-Discretionary Options.
          --------------------------

               (a) Grant Of Options: Amount And Timing. Non-Discretionary Options to purchase 12,000 shares of Common stock shall be granted under the Plan to each Non-Employee Director on the date he or she becomes a Non-Employee Director of the Company. In addition, on the date that all of an Optionee's Non-Discretionary Options to purchase 12,000 shares have become exercisable, as provided in Section 8(c), Options to purchase an additional 12,000 shares shall be granted to the Optionee provided that, at that time, he or she is a Non-Employee Director. All Non-Discretionary Options shall be exercisable only as set forth in Section 8(c) below and shall be subject to the other terms and conditions set forth in this Plan or otherwise established by the Company.
Notwithstanding the foregoing, a Non-Employee director shall not receive Non-Discretionary Options pursuant to this Plan at a time that that Non-Employee Director may receive a grant of Non-Discretionary Options under the Company's 1995 Stock Option Plan.

               (b)  Option   Exercise   Price.   The  exercise   price  for  the
Non-Discretionary Options shall be the Fair Market Value of the Common Stock on the Date Of Grant.

               (c) Exercise. Non-Discretionary Options to purchase 4,000 shares of Common Stock will become exercisable on each of the first three December 30 dates following the Date Of Grant of the Non-Discretionary Options.

               (d) Term. The Non-Discretionary Options shall expire five years from the Date Of Grant. Notwithstanding the foregoing, Non-Discretionary Options shall expire, if not exercised, 90 days after the Optionee ceases to be a director of the Company.

     9.   Payment For Option Shares.
          --------------------------

               (a) If the purchase price of the Option Shares purchased by any Optionee at one time exceeds $1,000, the Option Committee, in its sole discretion, upon request by the Optionee, may permit all or part of the purchase price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Common Stock previously owned by the Optionee ("Previously Owned Shares") with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash. Notwithstanding the above, an Optionee shall be permitted to exercise his Option by delivering Previously Owned Shares only if he has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise. This period (the "Holding Period") may be extended by the Option Committee acting in its sole discretion as is necessary, in the opinion of the Option Committee, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to the Optionee as a result of the exercise of the Option in this manner. At the time the Option is exercised, the Optionee shall provide an affidavit, and such other evidence and documents as the Option Committee shall request, to establish the Optionee's Holding Period. As indicated above, an Optionee may deliver shares of Common Stock as part of the purchase price only if the Option Committee, in its sole discretion agrees, on a case by case basis, to permit this form of payment.

               (b) If payment for the exercise of an Option is made other than by the delivery to the Company for cancellation of shares of the Common Stock, the purchase price shall be paid in cash, certified funds, or Optionee's check. Payment shall be considered made when the Treasurer of the Company receives delivery of the payment at the Company's address, provided that a payment made by check is honored when first presented to the Optionee's bank.

     10.  Change In Stock, Adjustments, Etc.
          ----------------------------------

          In the event  that  each of the  outstanding  shares  of Common  Stock
(other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option hereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

          In the event of any such changes or exchanges, (i) the Option Committee shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, or kind, or option price of the shares or other securities that are then subject to a n Option or Options granted pursuant to the Plan, (ii) the Option Committee shall make any such adjustment, and (iii) such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

     11.  Relationship To Employment Or Position.
          ---------------------------------------

          Nothing contained in the Plan, or in any Option or Option Share granted pursuant to the Plan, (i) shall confer upon any Optionee any right with respect to continuance of his employment by, or position or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee's employment by, position or affiliation with, or relationship to, the Company.

     12.  Non-transferability Of Option.
          ------------------------------

          No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except (i) with respect to all Options, by will or the laws of descent and distribution, or (ii) with respect to Non-Qualified Options, pursuant to a qualified domestic rel ations order as defined in the Code, the Employee Retirement Income Security Act, or rules promulgated thereunder. Except as provided in the preceding sentence, any attempt to transfer the Option shall void the Option.

     13.  Rights As A Stockholder.
          ------------------------

          No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

     14.  Securities Laws Requirements.
          -----------------------------

          No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option Agreement and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     15.  Disposition Of Shares.
          ----------------------

          To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and
(iii) he will timely file all reports required under the federal securities laws.

     16.  Effective Date Of Plan; Termination Date Of Plan.
          -------------------------------------------------

          Subject to the approval of the Plan on or before March 8, 1999 by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of Delaware, the Plan shall be deemed effective as of March 9, 1998. The Plan shall terminate at midnight on the date that is ten years from that date, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

     17.  Limitation On Amount Of Option.
          -------------------------------

          The aggregate Fair Market Value of the Option Shares underlying all Incentive Options that have been granted to a particular Optionee and that become exercisable for the first time during the same calendar year shall not exceed $100,000, provided that this amount shall be increased or decreased, from time to time, as Code Section 422 or the successor to that Section, is amended so that this amount at all times shall equal the amount of the limitation set forth in the Code. For purposes of the preceding sentence, Fair Market Value of the Shares underlying any particular Option shall be determined as of the date that Option is granted.

     18.  Ten Percent Stockholder Rule.
          -----------------------------

          No Incentive Option may be granted to a Key Employee who, at the time the Incentive Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any "parent corporation" or "subsidiary corporation", as those terms are defined in
Section 424, or its successor provision, of the Code, unless at the time the Incentive Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date Of Grant and the Incentive Option by its terms is not exercisable after the expiration of five years from the Date Of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 424, or its successor provision, of the Code.

     19.  Withholding Taxes.
          ------------------

          The Option Agreement shall provide that the Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or forei gn, to withhold in connection with any Option including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

     20.  Effect Of Changes In Control And Certain Reorganizations.
          ---------------------------------------------------------

               (a) In event of a Change In Control of the Company (as defined below), then all Options granted pursuant to the Plan shall become exercisable immediately at the time of such Change In Control, except that this acceleration would not occur with respect to any Incentive Options for which the acceleration would result in a violation of Section 17 of this Plan, and, in addition, the Option Committee, in its sole discretion, shall have the right, but not the obligation, to do any or all of the following:

                    (i)  provide  for an  Optionee  to  surrender  an Option (or portion thereof) and to receive in exchange a cash payment, for each Option share underlying the surrendered Option, equal to the excess of the aggregate Fair Market Value of the Option Share on the date of surrender over the exercise price for the Option Share. To the extent any Option is surrendered pursuant to this Subparagraph 20(a) (ii), it shall be deemed to have been exercised for purposes of Section 4 hereof; and

                    (ii) make any other  adjustments,  or take any other action, as the Option Committee, in its discretion, shall deem appropriate provided that any such adjustments or actions would not result in an Optionee receiving less value than pursuant to any or al l of Subparagraphs 20(a)(i) or 20(a) (ii) above.

For purposes of this Section 20, a "Change In Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act regardless of whether the Company is then subject to such reporting requirement.

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               (b) In the event that the Company enters into, or the Board shall propose that the Company enter into, a Reorganization Event (as defined below), then all Options granted pursuant to the Plan shall become exercisable immediately at the time of such Reorganization Event, except that this acceleration would not occur with respect to any Incentive Options for which the advance would result in a violation of Section 17 of this Plan, and, in addition, the Option Committee, in its sole discretion, may make any or all of the following adjustments:

                    (i) by written notice to each Optionee provide that such Optionee's Options shall be terminated or cancelled, unless exercised within 30 days (or such other period as the Option Committee shall determine) after the date of such notice;

                    (ii) provide for termination or cancellation of an Option in exchange for payment to the Optionee of an amount in cash or securities equal to the excess, if any, over the exercise price of that Option of the Fair Market Value of the Option Shares subj ect to the Option at the time of such termination or cancellation; and

                    (iii)make any other  adjustments,  or take any other action, as the Option Committee, in its discretion, shall deem appropriate, provided that any such adjustments or actions shall not result in the Optionee receiving less value than is possible pursuan t to any or all of Subparagraphs 20(b)(i) and 20(b)(ii) above. Any action taken by the Option Committee may be made conditional upon the consummation of the applicable Reorganization Event.

For purposes of this Section 20, a "Reorganization Event" shall be deemed to occur if (A) the Company is merged or consolidated with another corporation, (B) one person becomes the beneficial owner of all of the issued and outstanding equity securities of the Company (for purposes of this Section 20(b), the terms "person" and "beneficial owner" shall have the meanings assigned to them in
Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder), (C) a division or subsidiary of the Company is acquired by another corporation, person or entity, (D) all or substantially all the assets of the Company are acquired by another corporation, or (E) the Company is reorganized, dissolved or liquidated.

     21.  Other Provisions.
          -----------------

          The following provisions are also in effect under the Plan:

               (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

               (b) Any expenses of administering the Plan shall be borne by the Company.

               (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

               (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solel y in accordance with the laws of the State of Colorado, except in those instances where the rules of conflicts of laws would require application of the laws of the State of Delaware.

                                    * * * * *








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